SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2001

Structured Products Corp. on behalf of

TIERS Corporate Bond-Backed Certificates Trust IBM 1997-4
TIERS Corporate Bond-Backed Certificates Trust BLS 1997-6
TIERS Corporate Bond-Backed Certificates Trust APA 1997-8
TIERS Corporate Bond-Backed Certificates Trust JPM 1998-2
TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
TIERS TENS Certificates Trust LTR 1998-4
TIERS Corporate Bond-Backed Certificates Trust C 1998-6
TIERS Corporate Bond-Backed Certificates Trust JC Penney 1999-1
CorTS Trust for Allstate Financing II Certificates
CorTS Trust for J.C. Penney Debentures
CorTS Trust for BellSouth Debentures
CorTS Trust for Xerox Capital Trust I
CorTS Trust for Southern Company Capital Trust I
CorTS Trust for Countrywide Capital I
CorTS Trust II for Countrywide Capital I
CorTS Trust for Fleet Capital Trust II
Credit -Enhanced CorTS Trust for AON Capital A
CorTS Trust for Sherwin-William Debentures
CorTS Trust II for Sherwin-Williams Debentures
CorTS Trust for Chrysler Debentures
CorTS Trust II for Chrysler Debentures
CorTS Trust for First Union Institutional Capital I
CorTS Trust for Great Western Financial Trust II
CorTS Trust for IBM Debentures
CorTS Trust II for IBM Debentures
CorTS Trust III for IBM Debentures

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

390 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 783-6645

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits. Not Applicable.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits.

Trustee's Report with respect to the December 17, 2001 Distribution Date for the following Trusts: (1) CorTS Trust II for Countrywide Capital I (2) CorTS Trust for Fleet Captial II

No reports required for the other series listed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/Timothy P. Beaulac Name: Timothy P. Beaulac Title: President and Finance Officer

December 17, 2001
EXHIBIT INDEX

Exhibit (1) Trustee's Report in respect to the December 17, 2001 Distribution Date for the CorTS Trust II for Countrywide Capital I CUSIP: 22080Y201	Page 6

(2) Trustee's Report in respect to the December 17, 2001 Distribution Date for the CorTS Trust for Fleet Capital Trust II CUSIP: 22080V207	7

Exhibit 1

To the Holders of
CorTS Trust II for Countrywide Capital I Corporate Backed Trust Securities
CUSIP: 22080Y201

U.S. Bank Trust National Association, as Trustee for CorTS Trust II for Countrywide Capital I CUSIP: 22080Y201, hereby gives notice with respect to the Distribution occurring on December 17, 2001 (the "Distribution Date") as follows:

1.    The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof, is as set forth below:

Principal $0.00	Interest 1.000000	Total Distribution 1.000000

2.    The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.    No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.    $81,573,000.00 aggregate principal amount of CorTS Trust II for Countrywide Capital I due December 15, 2026 (the "Term Assets") are held for the above trust.

5.    The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $81,573,000.00.

U.S. Bank Trust National Association

Exhibit 1

To the Holders of
CorTS Trust for Fleet Capital Trust II
CUSIP: 22080V207

U.S. Bank Trust National Association, as Trustee for CorTS Trust for Fleet Capital Trust II CUSIP: 22080V207, hereby gives notice with respect to the Distribution occurring on December 17, 2001 (the "Distribution Date") as follows:

1.    The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 units thereof, is as set forth below:

Principal $0.00	Interest 1.000000	Total Distribution 1.000000

2.    The amount of aggregate interest due and not paid as of the Distribution Date is $0.00

3.    No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.    $30,500,000.00 aggregate principal amount of Fleet Capital Trust II due December 11, 2026 are held for the above trust.

5.    The Aggregate Certificate Principal Balance of the Certificates at the close of business on the Distribution Date is $30,195,000.00.

U.S. Bank Trust National Association